Exhibit 10.58

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Execution Version

SECOND AMENDMENT TO AMENDED AND RESTATED

MASTER ENERGY SERVER PURCHASE and SERVICES AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED MASTER ENERGY SERVER PURCHASE and SERVICES AGREEMENT (this “Amendment”) is executed as of July 18, 2014, by and between BLOOM ENERGY CORPORATION, a Delaware corporation (the “Seller”), and 2013B ESA PROJECT COMPANY, LLC, a Delaware limited liability company (the “Buyer”). The Seller and the Buyer shall be referred to individually herein as a “Party” and collectively as the “Parties”. Capitalized terms used herein and not otherwise defined have the meanings provided in the Amended and Restated Master Energy Server Purchase and Services Agreement, dated as of September 25, 2013, as amended by the First Amendment to the Amended and Restated Master Energy Server Purchase and Services Agreement, dated as of March 28, 2014 (the “MESPSA”), by and between the Parties.

RECITALS

A. WHEREAS, the Parties desire to amend the MESPSA as more fully set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the MESPSA as follows:

AGREEMENT

1.	Amendments.

a.	The definition of the capitalized term “Assignment and Assumption Agreement” set forth in Section 1.1 is deleted in its entirety and replaced with the following text:

““Assignment and Assumption Agreement #1” means the Assignment and Assumption Agreement, effective as of May 15, 2013, by and between 2012 ESA, as assignor, and the Buyer, as assignee.”

b.	The following definition of the capitalized term “Assignment and Assumption Agreement #2” is inserted into Section 1.1 in the appropriate alphabetic allocation:

““Assignment and Assumption Agreement #2” means the Assignment and Assumption Agreement, dated as of May 22, 2014 and effective as of July 18, 2014, by and between ESU Company, as assignor, and the Buyer, as assignee.”

c.	The following definition of the capitalized term “ESU Company” is inserted into Section 1.1 in the appropriate alphabetical location:

““ESU Company” means Energy Server Use Contracting Company, LLC, a Delaware limited liability company.”

d.	The definition of the capitalized term “PPA” set forth in Section 1.1 is deleted in its entirety and replaced with the following text:

““PPA” means collectively

(i) that certain Energy System Use Agreement No. 20130430.072.C, dated as of May 15, 2013, by and between Pacific Bell Telephone Company (PacBell and Buyer (as amended by Amendment No. 1 to Energy System Use Agreement No. 20130430.072.C, effective as of May 15, 2013, by and between Pac Bell and Buyer, and as may be further amended, amended and restated, supplemented or otherwise modified from time to time), which was partially assigned by Buyer to 2012 ESA, pursuant to that certain Assignment and Assumption Agreement, dated as of July 5, 2013 (the “PPA E/G Assignment”), and which PPA E/G Assignment has been terminated pursuant to a termination agreement;

(ii) that certain Energy System Use Agreement No. 20130430.076.C, dated as of May 15, 2013, by and between Pac Bell and Buyer, as may be amended, amended and restated, supplemented or otherwise modified from time to time;

(iii) that certain Energy System Use Agreement No. 20130430.078.C, dated as of May 15, 2013, by and between AT&T Corp. (AT&T Corp. and Buyer (as amended by Amendment No. 1 to Energy System Use Agreement No. 20130430.078.C, effective as of May 15, 2013, by and between AT&T and Buyer, and as may be further amended, amended and restated, supplemented or otherwise modified from time to time), which was partially assigned by Buyer to 2012 ESA pursuant to the PPA E/G Assignment, and which PPA E/G Assignment has been terminated pursuant to a termination agreement;

(iv) that certain Energy System Use Agreement No. 20130403.076.C, dated as of May 15, 2013 (“PPA-C”), by and between AT&T and 2012 ESA (as amended by that certain Acknowledgement and Consent Regarding Assignment and Amendment, effective as of May 15, 2013, by and between AT&T and 2012 ESA, and as may be further amended, amended and restated, supplemented or otherwise modified from time to time), which was assigned by 2012 ESA to Buyer pursuant to that certain Assignment and Assumption Agreement, dated as of July 5, 2013 (the “PPA B/C Assignment”), which PPA B/C Assignment has been terminated pursuant to a termination agreement and which PPA-C has been assigned by 2012 ESA to Buyer pursuant to the Assignment and Assumption Agreement #1; and

(v) that certain Energy System Use Agreement, dated as of July 24, 2013, by and between [***] and ESU Company, as may be amended, amended and restated, supplemented or otherwise modified from time to time (the “[***] PPA”), which the [***] PPA was assigned by ESU Company to Buyer pursuant to the Assignment and Assumption Agreement #2.”

[***] Confidential Treatment Requested

e.	Section 4.8(d) is deleted in its entirety and replaced with the following text:

“(d) Without affecting the generality of Sections 4.8(a) and 4.8(b), Seller shall perform on behalf of Buyer all of Buyer’s obligations as they relate to the preparation of each relevant Site and the purchase, installation, commissioning, maintenance and operation of all parts of each Facility under each of the following clauses:

(i) of each PPA except for the [***] PPA:

(1) Section 1.2 – requirements for site layout and modifications for installation, as agreed with the PPA Customer;

(2) Section 1.3(a) – requirement for the Buyer to relocate the systems to an alternative site;

(3) Section 1.4 – requirement for removal of Bloom Systems;

(4) Sections 2.3, 5.1 and 5.2 – administration and billing including any State Incentive Program management;

(5) Section 3.2 – metering installation and maintenance obligations;

(6) Sections 3.3 and 4.5 – natural gas interconnection infrastructure obligations;

(7) Section 7.1(a) – health and safety obligations;

(8) Section 9.3 – the requisite standards applicable to installation of the system;

(9) Section 9.4 – the IP infringement warranty given by the Buyer;

[***] Confidential Treatment Requested

(10) Section 12.1(a)(iii) – SGIP Performance Warranty (if applicable);

(11) Section 16.2 – the IP indemnification given by the Buyer;

(12) Article 17 – the insurance requirements applicable to theBuyer;

(13) Section 18.12 – the prohibition on offshore work;

(14) Section 18.14 – the requirements that apply to entry onto property owned or controlled by the PPA Customer;

(15) Section 18.16 – the plant and work rules requirements that apply while on the premises of the PPA Customer;

(16) Section 18.17 – the method of procedure obligations;

(17) Section 18.18 – Quality Assurance obligations; and

(18) Section 19.1 – on-site services obligations with respect to Buyer’s personnel.

(ii) of the [***] PPA:

(1) Section 1.3 – requirements for site change prior to commencement of installation, as agreed with the PPA Customer;

(2) Section 1.4(a) – requirement for the Buyer to relocate the systems to an alternative site;

(3) Sections 1.6, 1.7(a) and 12.1(b) – requirement for removal of Bloom Systems;

(4) Section 2.2 – requirement for installation of Bloom Systems;

(5) Sections 2.3, 4.2, 5.1, 5.2, and 5.4 – administration and billing including any State Incentive Program management;

(6) Section 3.2 – metering installation and maintenance obligations;

(7) Sections 3.3 and 4.5 – natural gas interconnection infrastructure obligations;

(8) Section 5.6 – maintenance of records;

[***] Confidential Treatment Requested

(9) Section 6.1 – operation and maintenance obligations;

(10) Section 6.2 – obligations to notify regarding malfunctions and System Emergencies (as defined in the [***] PPA);

(11) Section 6.3 – obligations to correct or cause to be corrected conditions that cause a System Emergency (as defined in the [***] PPA);

(12) Section 7.1(a) – health and safety obligations;

(13) Section 7.1(b) – installation and maintenance obligations;

(14) Section 7.1(d) – obligations to notify regarding damage or loss to aSystem;

(15) Section 9.2 – the requisite standards applicable to installation of the system;

(16) Section 16.2 – the IP indemnification given by the Buyer; and

(17) Section 17.1 – Buyer insurance requirements.”

f.	Exhibit C is deleted in its entirety and replaced with the revised version of Exhibit C, attached hereto as Annex A.

2.	Ratification. The MESPSA, as amended hereby, is in all respects ratified and confirmed and shall be and remain in full force and effect. All references to the MESPSA in any other document or instrument shall be deemed to mean such MESPSA as amended by this Amendment.

3.	Amendments. No amendment, modification, termination or waiver of any provision of this Amendment shall be effective unless the same shall be in writing and duly executed by the Parties.

4.	Enforceability. This Amendment shall be enforceable by and binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns.

5.	Governing Law. THIS AMENDMENT SHALL BE DEEMED MADE AND PREPARED AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THEREOF WHICH MAY REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[***] Confidential Treatment Requested

6.	Counterparts and Facsimile Execution. This Amendment may be executed and delivered (including by “portable document format”) in one or more counterparts, all of which shall be considered one and the same and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to each other Party, it being understood that all Parties need not sign the same counterpart. Signatures of the Parties transmitted by electronic mail shall be deemed to be their original signatures for all purposes.

7.	Severability. If any term or other provision of this Amendment is invalid, illegal, or incapable of being enforced by any rule of applicable law, or public policy, all other terms and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein are not affected in any manner materially adverse to any Party.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, each Party has caused this Amendment to be signed on its behalf as of the date first written above.

BUYER:	SELLER:

2013B ESA PROJECT COMPANY, LLC	BLOOM ENERGY CORPORATION
Delaware limited liability company	a Delaware corporation

By:	/s/ W.E. Brockenborough	By:	/s/ Matt Ross
Name:	W.E. Brockenborough	Name:	Matt Ross
Title:	Vice President	Title:	Chief Marketing Officer

[Signature page to Second Amendment to Amended and Restated

Master Energy Server Purchase and Services Agreement]

ANNEX A

Exhibit C

Facilities

Site No.	PPA Customer	Address	City	State	Size (kW)	Applicable Energy System Use Agreement No.
1	Pac Bell	[***]	Los Angeles	CA	[***]	[***]
2	Pac Bell	[***]	Gardena	CA	[***]	[***]
4	Pac Bell	[***]	Fairfield	CA	[***]	[***]
5	AT&T Corp.	[***]	New London	CT	[***]	[***]
6	AT&T Corp.	[***]	Waterbury	CT	[***]	[***]
7	AT&T Corp.	[***]	Meriden	CT	[***]	[***]
8	AT&T Corp.	[***]	Sherman Oaks	CA	[***]	[***]
9	[***]	[***]	Bloomington	CA	[***]	[***]
				Total	[***]

[***] Confidential Treatment Requested